UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-15360

Oregon	93-1099680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

20245 SW 95th Avenue Tualatin, Oregon	97062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 692-8001

Former name or former address if changed since last report: No Change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2011, Bioject Medical Technologies Inc. (the “Company”) held its Annual Meeting of Shareholders. The matters voted upon at the meeting included (i) the election of two members of the Board of Directors for one-year terms; and (ii) the ratification of Moss Adams LLP as the Company’s Independent Registered Public Accountant for the year ending December 31, 2011.

Our inspector of elections reported the vote of the shareholders as follows:

1.	Election of Directors

Director Name	Class	Votes For	Votes Withheld	Broker Non-Votes
Al Hansen	III	23,056,998	143,973	8,747,756
Mark Logomasini	III	23,059,798	141,173	8,747,756

2.	Ratification of Moss Adams LLP as Independent Registered Public Accountant for the Year Ending December 31, 2011

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,812,590	125,698	10,439	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2011	BIOJECT MEDICAL TECHNOLOGIES INC. (Registrant)

/s/ Christine M. Farrell Christine M. Farrell Vice President of Finance (Principal Financial and Accounting Officer)

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